SCUDDER



                                                               November 5, 1996


   Dear Scudder Investor,


   We're writing to inform you of a change in Scudder Income Fund's investment policy recently approved by the Fund's Board of Trustees. Until January 1, 1997, the Fund is required to invest primarily in securities rated A or higher and is not permitted to invest in securities rated below BBB- (investment-grade). Under the new guidelines, which will take effect January 1, the Fund will maintain a minimum of 65% of its assets in securities rated A or higher and may hold up to 20% of its portfolio in securities rated below BBB-, but no lower than B- rated. The new policy is designed to allow the Fund to explore a greater range of investment opportunities and pursue higher income and total investment return. We do not believe this change will unduly increase the Fund's risk over time. As always, we will carefully research each security we select for your Fund's portfolio.


   We hope you will carefully review the attached prospectus supplement, which contains additional information about this change. If you have any questions, please call us at 1-800-225-2470.


   Sincerely,

   /s/David S. Lee
   David S. Lee

   President, Scudder Investor Services








               This letter is for explanatory purposes and is not
             part of the prospectus supplement on the reverse side.

                                                                         SCUDDER

Scudder Income Fund

Supplement to Prospectus
Dated May 1, 1996


   On November 5, 1996, the Board of Trustees of Scudder Income Fund voted to change the quality requirements of the debt securities the Fund is permitted to purchase. Effective January 1, 1997, the Fund may begin investing in accordance with these new parameters. The change is set forth in detail below, and serves to amend the text of the prospectus.

   This change gives the Fund some increased flexibility to invest in medium or lower rated securities. Lower rated securities generally provide higher yields than higher rated securities, but also entail greater risks, as described below:

   Under normal market conditions, the Fund will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa and A) or Standard & Poor's ("S&P") (AAA, AA and A), or if unrated, in bonds judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), to be of comparable quality at the time of purchase. The Fund may invest up to 20% of its assets in debt securities rated lower than Baa3 or BBB- or, if unrated, of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

   Risks of debt securities rated below investment-grade: Securities rated below investment-grade (those rated lower than Baa3 or BBB-) are commonly referred to as "junk bonds". These securities can entail greater price volatility and involve a higher degree of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for these securities is generally less liquid than for higher rated securities, and the Fund may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.




November 5, 1996                                                     PS63-2A-116
                                                                         MIS63PS
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